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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 31, 2001


                        NATIONAL EQUIPMENT SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                       1-14163                36-4087016
--------------------------------   ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
          incorporation)                                     Identification No.)



1603 Orrington Avenue, Suite #1600 Evanston, Illinois            60201
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      (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:        (847) 733-1000
                                                     -------------------------


                        This Instrument contains 4 pages.

                     The Exhibit Index is located on page 4.

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Item 2.   Acquisition or Disposition of Assets

               On December 31, 2001, National Equipment Services, Inc., a Delaware corporation (the "Company"), by and through its subsidiaries, NES Equipment Rental, L.P., a Delaware limited partnership, and NES Equipment Services Corporation, an Illinois corporation (the "Company Subs"), completed its acquisition of the U.S. and Canadian equipment services business of Brambles U.S.A., Inc. ("Brambles U.S.A.") and Brambles Canada Inc. ("Brambles Canada"), pursuant to the terms of the Purchase Agreement, dated as of December 31, 2001 (the "Purchase Agreement"), by and among the Company, the Company Subs, Brambles Equipment Services Holding, Inc., a Delaware corporation, Brambles U.S.A. and Brambles Canada.

               The Purchase Agreement is attached hereto as Exhibit 2.1 to this Form 8-K. Attached as Exhibit 99.1 to this Form 8-K is a press release describing this acquisition in greater detail.

         (c) Exhibits

          2.1 Purchase Agreement, dated as of December 31, 2001, by and among National Equipment Services, Inc., a Delaware corporation, NES Equipment Rental, L.P., a Delaware limited partnership, NES Equipment Services Corporation, an Illinois corporation, Brambles Equipment Services Holding, Inc., a Delaware corporation, Brambles U.S.A., Inc. a Delaware corporation, and Brambles Canada Inc., an Ontario corporation.

          99.1 Press Release dated as of January 2, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2002
                                               NATIONAL EQUIPMENT SERVICES, INC.


                                               By: /s/ Paul R. Ingersoll
                                                  -----------------------------
                                                  Name: Paul R. Ingersoll
                                                  Title: Vice President and
                                                         Secretary

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                                  EXHIBIT INDEX


Exhibit No.                    Description
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2.1           Purchase Agreement, dated as of December 31, 2001, by and among
              National Equipment Services, Inc., a Delaware corporation, NES Equipment Rental, L.P., a Delaware limited partnership, NES Equipment Services Corporation, an Illinois corporation, Brambles Equipment Services Holding, Inc., a Delaware corporation, Brambles U.S.A., Inc. a Delaware corporation, and Brambles Canada Inc., an Ontario corporation.

99.1          Press Release dated as of January 2, 2002.